                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                             Helmerich & Payne, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant specified in its charter)

                         Delaware                                                         73-0679879
--------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction of incorporation or organization)                  (I.R.S. Employer Identification No.)


                  1579 East 21st Street, Tulsa, Oklahoma 74114
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                Helmerich & Payne, Inc. 2000 Stock Incentive Plan
--------------------------------------------------------------------------------
                            (Full title of the plan)

         Steven R. Mackey, 1579 East 21st Street, Tulsa, Oklahoma 74114
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                 (918) 742-5531
--------------------------------------------------------------------------------
          (Telephone number, including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------
                                                     PROPOSED          PROPOSED
TITLE OF                                             MAXIMUM           MAXIMUM
SECURITIES                 AMOUNT                    OFFERING          AGGREGATE                 AMOUNT OF
TO BE                      TO BE                     PRICE             OFFERING                  REGISTRATION
REGISTERED                 REGISTERED                PER SHARE         PRICE                     FEE
----------                 ----------                ---------         ---------                 ------------

Common
Stock,
$0.10 par                  3,000,000
Value                      Shares                   (1)               (1)                        $28,740.00(1)
--------------------------------------------------------------------------------------------------------------

         (1) Pursuant to Rule 457(c), the proposed maximum offering price per share of the 3,000,000 shares of Common Stock is $38.32 based on the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange on June 11, 2001.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.  Plan Information (2)

Item 2.  Registrant Information and Employee Plan Annual Information(2)


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Certain Documents by Reference

The following documents filed by the Company with the Securities and Exchange Commission are incorporated herein by reference:

         (a) Helmerich & Payne, Inc. (the "Company") Annual Report on Form 10-K for the fiscal year ended September 30, 2000.

         (b) All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 for periods since September 30, 2000.

         (c) The description of the Common Stock of the Company contained in its Registration Statement on Form S-1 filed November 13, 1967 (effective December 21, 1967) with the Securities and Exchange Commission and the description of Common Stock Purchase Rights contained in its Registration Statement on Form 8-A filed on January 17, 1996, with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934.

         All documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the Registration Statement and to be part thereof from the date of the filing of such documents.

Item 4.  Description of Securities - Not applicable.


--------
         (2) Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with the Note to Part I of the Form S-8 and has been or will be sent or given to participants in the Plan as specified in Rule 428(b)(1).

Item 5.  Interests of Named Experts and Counsel

The validity of the issuance of the shares of Common Stock offered hereby will be passed upon for the Company by Steven R. Mackey, Vice President, Secretary and General Counsel of the Company. Mr. Mackey presently owns shares of Common Stock of the Company.

Item 6.  Indemnification of Officers and Directors

The Fourteenth Article of the Company's Restated Certificate of Incorporation provides for the indemnification by the Company of any director, officer or employee of the Company or any of its subsidiaries in connection with any claim, action, suit or proceeding brought or threatened by reason of such position with the Company or any of its subsidiaries. The stockholders of the Company on March 4, 1987, approved an amendment to the Restated Certificate of Incorporation which (i) limited or in certain circumstances eliminated the personal liability of a director to the Company or to its stockholders for monetary damages for breach of fiduciary duty as a director as authorized by Section 102(b) of the Delaware General Corporation Law, (ii) expanded the Company's indemnification of its officers and directors as provided by Section 145 of the Delaware General Corporation Law; provided, however, that the directors remain subject to personal liability for breaches of the duty of loyalty, acts committed in bad faith or intentional misconduct, the payment of an unlawful dividend or any transaction from which the directors received an improper personal benefit, and
(iii) permitted the Company as provided in Section 145 of the Delaware General Corporation Law to maintain insurance to protect itself and any director, officer, employee or agent of the Company. The Company presently maintains in effect a liability insurance policy covering officers and directors.

Item 7.  Exemption From Registration Claimed - Not applicable.

Item 8.  Exhibits

The following are filed as exhibits to this Registration Statement:

         4.1 Restated Certificate of Incorporation and Amendment to Restated Certificate of Incorporation of Registrant are incorporated herein by reference to Registrant's Annual Report filed with the Securities and Exchange Commission on Form 10-K for the 1996 fiscal year.

         4.2 Bylaws of Registrant incorporated by reference to Registrant's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended September 30, 1996.

         5.1 Opinion of Steven R. Mackey as to the legality of shares of Common Stock being registered.

         23.1     Consent of Ernst & Young LLP.

         23.2 Consent of Steven R. Mackey (contained in his opinion filed as Exhibit 5.1.)

         99.1 Helmerich & Payne, Inc. 2000 Stock Incentive Plan incorporated by reference to Exhibit "A" of Registrant's Proxy Statement dated January 26, 2001.

         99.2 Forms of Stock Option Agreement entitled (i) Restricted Stock Award Agreement, (ii) Incentive Stock Option Agreement, and
                  (iii) Nonqualified Stock Option Agreement.

Item 9.  Undertakings

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act of
                                    1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                           Provided, however, that Paragraphs (a)(1)(i) and
                           (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934

                  (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, State of Oklahoma, on this 15th day of June, 2001.

                              HELMERICH & PAYNE, INC.



                              By:       /s/ HANS HELMERICH
                                 ----------------------------------------------
                                       HANS HELMERICH
                                       President and Chief Executive Officer



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                   TITLE                               DATE
---------                                   -----                               ----


/s/ W. H. HELMERICH III                     Director                                      June 15, 2001
----------------------------------                                              -----------------------------------
W. H. HELMERICH, III

/s/ HANS HELMERICH                  Director, President and                      June 15, 2001
----------------------------------  Chief Executive Officer            --------------------------------------------
HANS HELMERICH


/s/ GEORGE S. DOTSON                Director, Vice President                     June 15, 2001
----------------------------------                                     --------------------------------------------
GEORGE S. DOTSON


/s/ WILLIAM L. ARMSTRONG            Director                                     June 15, 2001
----------------------------------                                     --------------------------------------------
WILLIAM L. ARMSTRONG


/s/ GLENN A. COX                    Director                                     June 15, 2001
----------------------------------                                     --------------------------------------------
GLENN A. COX



/s/ GEORGE A. SCHAEFER              Director                                     June 15, 2001
----------------------------------                                     --------------------------------------------
GEORGE A. SCHAEFER


/s/ L.F. ROONEY, III                Director                                     June 15, 2001
----------------------------------                                     --------------------------------------------
L.F. ROONEY, III


/s/ JOHN D. ZEGLIS                  Director                                     June 15, 2001
----------------------------------                                     --------------------------------------------
JOHN D. ZEGLIS


/s/ EDWARD B. RUST, JR.             Director                                     June 15, 2001
----------------------------------                                     --------------------------------------------
EDWARD B. RUST, JR.


/s/ DOUGLAS E. FEARS                Vice President, Finance                      June 15, 2001
----------------------------------  (Principal Financial Officer)      --------------------------------------------
DOUGLAS E. FEARS


/s/ GORDON HELM                     Controller                                   June 15, 2001
----------------------------------  (Principal Accounting Officer)     --------------------------------------------
GORDON HELM

                                INDEX TO EXHIBITS


       EXHIBIT
       NUMBER     DESCRIPTION
       -------    -----------
         4.1      Restated Certificate of Incorporation and Amendment to
                  Restated Certificate of Incorporation of Registrant are
                  incorporated herein by reference to Registrant's Annual Report filed with the Securities and Exchange Commission on Form 10-K for the 1996 fiscal year.

         4.2      Bylaws of Registrant incorporated by reference to Registrant's
                  Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended September 30, 1996.

         5.1 Opinion of Steven R. Mackey as to the legality of shares of Common Stock being registered.

         23.1     Consent of Ernst & Young LLP.

         23.2 Consent of Steven R. Mackey (contained in his opinion filed as Exhibit 5.1.)

         99.1 Helmerich & Payne, Inc. 2000 Stock Incentive Plan incorporated by reference to Exhibit "A" of Registrant's Proxy Statement dated January 26, 2001.

         99.2     Forms of Stock Option Agreement entitled (i) Restricted Stock
                  Award Agreement, (ii) Incentive Stock Option Agreement, and
                  (iii) Nonqualified Stock Option Agreement.
